Exhibit 32.2

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of OCZ Technology Group, Inc. (the “Company”) for the quarter ended May 31, 2010 as filed with the Securities and Exchange Commission on July 12, 2010 (the “Report”), I, Kerry T. Smith, Chief Financial Officer, of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002,18 U.S.C. § 1350, that to my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 19, 2010	/s/ KERRY T. SMITH
Kerry T. Smith
Chief Financial Officer
(Principal Financial Office and Principal Accounting Officer)